UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2013

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with expiration on December 31, 2012 of the Amended and Restated Rights Agreement dated as of February 14, 2006, as amended May 3, 2012 and December 6, 2012, between Ecolab Inc. (the “Company”) and Computershare Trust Company, N.A., successor Rights Agent to Computershare Investor Services, LLC (the “Rights Agreement”), the Company filed on January 2, 2013, a Certificate of Elimination of the Series A Junior Participating Preferred Stock of the Company (the “Certificate of Elimination”) with the Delaware Secretary of State pursuant to Section 151(g) of the Delaware General Corporation Law. The filing of the Certificate of Elimination was authorized by the Board of Directors of the Company in accordance with the Delaware General Corporation Law. The Certificate of Elimination has the effect of eliminating from the Company’s Restated Certificate of Incorporation, dated as of May 3, 2012 (the “May 2012 Restated Certificate of Incorporation”), all matters set forth in the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of the Company governing such series previously filed by the Company with the Delaware Secretary of State on February 27, 2006 (the “Certificate of Designation”). The 400,000 shares of Series A Junior Participating Preferred Stock of the Company reserved for issuance in connection with the Rights Agreement under the Certificate of Designation resumed their status as authorized but unissued shares of preferred stock of the Company upon filing of the Certificate of Elimination. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Following the filing of the Certificate of Elimination, the Company filed a Restated Certificate of Incorporation (the “January 2013 Restated Certificate of Incorporation”) with the Delaware Secretary of State pursuant to Section 245 of the Delaware General Corporation Law. The January 2013 Restated Certificate of Incorporation only restated and integrated, and did not further amend, the provisions of the May 2012 Restated Certificate of Incorporation. The filing of the January 2013 Restated Certificate of Incorporation was authorized by the Board of Directors of the Company in accordance with the Delaware General Corporation Law. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Ecolab Inc. dated as of January 2, 2013.

3.2	Restated Certificate of Incorporation of Ecolab Inc. dated as of January 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2013

ECOLAB INC.

	By:	/s/ David F. Duvick

David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Ecolab Inc. dated as of January 2, 2013.

3.2	Restated Certificate of Incorporation of Ecolab Inc. dated as of January 2, 2013.